

# CERVOMED

"Medicines for the Brain"

## Corporate Overview

NASDAQ: CRVO

October 25th, 2023

**cerveau** (sair-voh), noun, in French for *brain* or *mind*

## Forward-Looking Statements

This presentation includes express and implied forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, regarding the intentions, plans, beliefs, expectations or forecasts for the future of CervoMed Inc. (the "Company"), including, but not limited to, the therapeutic potential of neflamapimod and anticipated timing of clinical milestones. Terms such as "believes," "estimates," "anticipates," "expects," "plans," "intends," "may," "could," "might," "will," "should," "approximately," "potential" or other words that convey uncertainty of future events or outcomes may identify these forward-looking statements. Although there is believed to be reasonable basis for each forward-looking statement contained herein, forward-looking statements by their nature involve risks and uncertainties, known and unknown, many of which are beyond the Company's control and, as a result, actual results could differ materially from those expressed or implied in any forward-looking statement. Particular risks and uncertainties include, among other things, those related to: the Company's available cash resources and the availability of additional funds on acceptable terms; the likelihood and timing of any regulatory approval of neflamapimod or the nature of any feedback the Company may receive from the U.S. Food and Drug Administration; the ability to implement business plans, forecasts, and other expectations in the future; general economic, political, business, industry, and market conditions, inflationary pressures, and geopolitical conflicts; and the other factors discussed under the heading "Risk Factors" in Exhibit 99.2 to the Company's Current Report on Form 8-K/A filed with the U.S. Securities and Exchange Commission (SEC) on September 29, 2023, and other filings that the Company may file from time to time with the SEC. Any forward-looking statements in this presentation speak only as of the October 25th (or such earlier date as may be identified). The Company does not undertake any obligation to update such forward-looking statements to reflect events or circumstances after the date of this presentation, except to the extent required by law.

# CervoMed at a Glance

CERVOMED

| | |
|---|---|
| **Late Clinical Stage CNS Company** | Differentiated approach to age-related neurologic disorders with a late-stage lead clinical asset; pipeline of additional indications and second asset |
| **Leading drug candidate in major neurologic indication** | Neflamapimod is poised to be the ***first to market treatment for dementia with Lewy bodies (DLB)***; positive phase 2a data published in *Nature Communications* and in *Neurology;* granted Fast Track designation by FDA |
| **Attractive Commercial Opportunity in DLB** | 1.4M patients in the US and EU; 3rd most common neurodegenerative disease after Alzheimer's and Parkinson's disease<br>>$3B US peak sales opportunity |
| **Multiple Catalysts by the end of 2024** | First patient dosing in 160-patient Phase 2b DLB clinical study August'23; complete enrollment in 1H24 and report primary efficacy results[1] in 2H24 |
| **Phase 2b Clinical Study Fully Funded** | Awarded $21M grant from the NIH's National Institute on Aging (NIA) which will fully fund ongoing Phase 2b study[2]. |

1. Evaluated at the End of 16-week placebo-controlled portion of the study 2.The NIA grant funds will be disbursed over the course of study as costs are incurred.

# CervoMed Management Team



**John Alam, MD** – President, CEO & Co-Founder, Director
- Former Chief Medical Officer and EVP Medicines Development, Vertex
- Former Global Head Alzheimer's R&D at Sanofi
- Led clinical development of Avonex for multiple sclerosis at Biogen



**Robert J. Cobuzzi Jr., PhD** – Chief Operating Officer
- President, Chief Executive Officer and Director of Diffusion since 2020
- More than 25 years of cross-functional leadership and operational experience in pharmaceutical and biotechnology industries, including Endo, Adolor, Centocor and AstraMerck



**William Tanner, PhD** – Chief Financial Officer
- 20 years+ prior experience as a biotech and biopharma research analyst for leading healthcare investment banks including Vector Securities, SG Cowen, Leerink Swann, Lazard Capital Markets and Guggenheim Securities.



**William Elder** – General Counsel, Corporate Secretary
- General Counsel and Corporate Secretary of Diffusion since 2020
- Nearly a decade of experience advising private and public companies in the pharmaceutical and biotechnology industry with Dechert LLP



**Kelly Blackburn** – SVP, Clinical Development
- Former VP, Clinical Affairs at aTyr Pharma; VP, Clinical Development Operations at Vertex
- Led global clinical operations for Kalydeco® for the treatment of cystic fibrosis, Incivek® for hepatitis C, and Velcade® for multiple myeloma

# Non-Employee Directors and Advisors

CERVOMED

## DIRECTORS

**Sylvie Gregoire, PharmD (Chair)**
- Former Executive Chair and Co-Founder of EIP Pharma
- Board member, Novo Nordisk, Revity (f/k/a Perkin Elmer), F2G
- Former President, Human Genetics Therapies, Shire
- Former Executive VP, Biogen; CEO, GlycoFi
- Former Board member at Vifor, Cubist, Board Chair at Corvidia

**Jeff Poulton (Chair of Audit Committee)**
- CFO, Alnylam Pharmaceuticals (Nasdaq:ALNY)
- Former CFO, Shire Pharmaceuticals; CFO, Indigo Agriculture

**Jane H. Hollingsworth, JD**
- Managing Partner, Militia Hill Ventures
- Former Chairman of the Board, Diffusion Pharmaceuticals
- Former Executive Chair, Immunome
- Former CEO, NuPathe (Nasdaq:PATH)

**Marwan Sabbagh, MD**
- Prof. of Neurology at the Alzheimer's and Memory Disorders division of the Barrow Neurological Institute at Dignity Health/St Joseph's Hospital in Phoenix, Arizona
- Camille and Larry Ruvo Endowed Chair for Brain Health and Director of Translational Research at Cleveland Clinic Lou Ruvo Center for Brain Health in Las Vegas

**Frank Zavrl**
- Former Board Member, Puma Biotechnology
- Former Partner, Adage Capital
- Former Research Analyst at Merlin BioMed, Scudder Kemper Investments

**Jill Davidson**
- President of Fast Scripts LLC and Co-Manager of SkiProp LLC
- Former Vice President at Omnicare, Inc.
- Former Chief Operating Officer of Clasen Long Term Care Pharmacy

## SCIENTIFIC ADVISORS

**Ole Isacson, MD (Chair)**
- Prof of Neurology (Neuroscience) Harvard Medical School

**Lewis Cantley, PhD**
- Professor of Cell Biology, Harvard Medical School, Dana-Farber Cancer Inst.
- Former Director of the Sandra and Edward Meyer Cancer Center and Professor of Cancer Biology in Medicine at Weill Cornell Medical College
- Co-Founder Petra Pharma, Agios Pharmaceuticals, Volastra Therapeutics

**Jeff Cummings, MD, PhD**
- Director, Chambers-Grundy Center for Transformative Neuroscience at UNLV

**Heidi McBride, PhD**
- Professor, Dept. of Neurology & Neurosurgery, McGill University

# Dementia with Lewy Bodies (DLB)

CERVOMED

### What is DLB?

- Disease associated with abnormal deposits of a protein called alpha-synuclein in the brain. These deposits, called Lewy bodies, affect chemicals in the brain whose changes, in turn, can lead to problems with thinking, movement, behavior, and mood1
- Patients incur greater rate of cognitive decline, higher healthcare costs, report lower quality of life, and have caregivers with higher levels of distress compared to patients with Alzheimer's disease (AD)

### Treatment Landscape and Unmet Need

- No approved therapies; limited drugs in development
- Current standard of care is cholinesterase inhibitor therapy that only transiently improves cognition and does not impact motor component

### Market Opportunity

- 3rd most common neurodegenerative disease (after AD and PD)
- ~700,000 individuals in each of US and EU
- Neflamapimod has the potential to be the first disease-modifying approach because it treats the primary pathology - cholinergic degeneration in the basal forebrain

**DLB affects ~1.4 million individuals in the US and EU**



Nucleus
Lewy body

1. https://www.nia.nih.gov/health/what-lewy-body-dementia-causes-symptoms-and-treatments

# Neflamapimod for DLB: Well-Positioned Commercially


Significant Patient Numbers:
Approximately 700,000 in each of US & EU
Growth in Diagnosis Rates:
Increasing awareness of disease
High Medical Need / Pricing Leverage:
Relative to AD:
• Greater rate of cognition decline
• Lower quality of life
• Higher hospitalization costs
• Higher caregiver burden
Builds on Existing Treatment Paradigm:
Cholinesterase inhibitors utilized
Specialist Disease:
Diagnosed and managed by neurologists
>$3B Peak US Sales for First to Market

# Neflamapimod Background

- Oral small molecule highly selective inhibitor of the protein kinase p38α, a major activator of the cellular stress response
- Licensed from Vertex Pharmaceuticals in 2014
  - Vertex had developed through to phase 2a clinical study in rheumatoid arthritis and discontinued program because brain concentrations 2X greater than in peripheral blood
  - Chronic repeat dose toxicology completed prior to licensing
- Safety profile well defined, with clinical safety data in > 300 study participants
- Phase 2 studies in AD conducted by EIP Pharma (renamed as CervoMed) demonstrated target engagement:
  - Reduction vs. placebo of CSF levels of p-tau and total tau
  - Reduction of CSF inflammatory marker (IL-8)


Cl
Cl
O
N
N
N
S
F
F

Crystal structure of neflamapimod bound to p38α


T106
L108
M109
G110

# Targeting Synaptic Dysfunction To Treat Neurodegenerative Diseases

## Why Target Synaptic Dysfunction?

- Ahead of frank neuronal loss, there is degeneration and progressive loss of function of synapses (interconnection between nerve cells)
- In animals, treatment of synaptic dysfunction both restores function and arrests disease progression
- In DLB, synaptic dysfunction in the cholinergic system is the driver of symptoms and progression in the prodromal and mild dementia stages of disease

**Reversing Synaptic Dysfunction Provides Ability to Demonstrate Efficacy in ≤ 6 Month Duration Clinical Study**



6 months after
start of treatment
COGNTIVE FUNCTION
Start
Treatment
Drug that both restores function and slows progression
Drug that only slows progression
Placebo or no treatment
Diagnosis
Time
18 months

# Opportunity for Therapeutics Targeting Basal Forebrain Cholinergic Degeneration

- Age-related degeneration of the basal forebrain cholinergic system, the major source of the neurotransmitter acetylcholine, plays major role in many neurologic disorders:
  - Dementia with Lewy bodies (DLB), where it is the primary pathology
  - Early stages of Alzheimer's disease
  - Impaired functional recovery after stroke
- As it is due to synaptic dysfunction, and not frank neuronal loss, the neurodegenerative process in the basal forebrain is ***reversible*** through much of the disease course (Cooper et al, 2002; Nagara et al, 2009; etc.)

Basal Forebrain Cholinergic Complex


Dementia
Short Term Memory
Hippocampus
Basal Forebrain
Release of acetylcholine through cortical connections modulate cognitive and motor tasks

# Neflamapimod Mechanism of Action


Neuro-
inflammation
APP
α-synuclein
p38α
↑Rab5
Neflamapimod
Endosomal Dysfunction, Tau Pathology, NGF Signaling Defect
Cholinergic Degeneration
Basal Forebrain
Medial
Temporal
Lobe/
Hippocampus
Memory &
Attentional
Deficits,
Gait Dysfunction

APP – Amyloid Precursor Protein; NGF – Nerve Growth Factor

Alam & Nixon, *Molecular Neurodegeneration, 2023*

# Nature Communications Article

CERVOMED

*"The authors show in an animal model and in a study in patients with dementia with Lewy bodies (DLB) that the drug neflamapimod has potential to treat diseases, such as DLB, associated with loss of neurons that produce the neurotransmitter acetylcholine."*

nature communications

Article

https://doi.org/10.1038/s41467-022-32944-3

**Preclinical and randomized clinical evaluation of the p38α kinase inhibitor neflamapimod for basal forebrain cholinergic degeneration**

Received: 29 March 2022

Accepted: 23 August 2022

Published online: 21 September 2022

Check for updates

Ying Jiang, John J. Alam, Stephen N. Gomperts, Paul Maruff, Afina W. Lemstra, Ursula A. Germann, Philip H. Stavrides, Sandipkumar Darji, Sandeep Malampati, James Peddy, Cynthia Bleiwas, Monika Pawlik, Anna Pensalfini, Dun-Sheng Yang, Shivakumar Subbanna, Balapal S. Basavarajappa, John F. Smiley, Amanda Gardner, Kelly Blackburn, Hui-May Chu, Niels D. Prins, Charlotte E. Teunissen, John E. Harrison, Philip Scheltens & Ralph A. Nixon

# Neflamapimod ***Reverses*** Cholinergic Dysfunction and Degeneration

CERVOMED

## Down Syndrome (DS) mice

- Ts2 transgenic mice that have both DS-like defects during early development and adult-onset basal forebrain cholinergic degeneration
- Treated with vehicle or 3 mg/kg neflamapimod twice daily x 28 days, starting at month 6

## Reversed basal forebrain cholinergic neuron loss and restored cholinergic function

- Significantly increased (+30% vs. controls, p<0.001) number of cholinergic neurons in basal forebrain
- Normalized performance in Open field and NOR behavioral test


Cholinergic neurons in basal forebrain
Healthy Mice Treated with Vehicle
DS Mice Treated with Vehicle
DS Mice Treated with Neflamapimod
100 µm

Cholinergic neurons identified by staining for choline acetyl transferase expression

# Neflamapimod Appears to Reverse Basal Forebrain Atrophy, assessed by MRI

CERVOMED

***Neflamapimod treatment is associated with increased basal forebrain volume and functional connectivity***


15 Early AD patients treated with neflamapimod
Baseline
12 weeks treatment
Follow-up


%Change in NbM volume
%Change from baseline to EOT
15
10
5
0
-5
p=0.026
+3.1%
EOT


NbM-DGM dynamic connectivity
Dynamic: Coefficient of variation
%Change in dynamic connectivity
%Change from baseline to EOT
60
40
20
0
-20
p=0.043
+11%
EOT

NbM – Nucleus basalis of Meynert, the largest cluster of cholinergic neurons in the basal forebrain; DGM – Deep Grey Matter

Lin C-P, Noteboom S, Bet M, Alam J, Prins N, Barkhof F, Jonkman L, Schoonheim M, Oral Presentation at AD/PD™ 2023, Gothenburg, Sweden, 1 April 2023

# Phase 2a ("AscenD-LB") Clinical Trial Results in Patients with DLB

CERVOMED

- 91-patient, exploratory, 16-week treatment, double-blind placebo-controlled study in patients with mild-to-moderate DLB
- In the study, neflamapimod:
  - Significantly improved outcomes compared to placebo on Clinical Dementia Rating Sum of Boxes (CDR-SB, dementia severity scale, p=0.023) and Timed Up and Go (TUG, measure of mobility, p=0.044)
  - Significantly (p=0.049) improving vs. placebo results on cognitive testing at the higher (40mg TID) of two dose levels in the study dose level, particularly with respect to attention (p=0.023)
  - Well tolerated, with no treatment discontinuations at 40mg TID dose level

**Clinical Dementia Rating Sum of Boxes (CDR-SB, Total Score = 0-18)**

Cognitive Domains:
- Memory (0-3)
- Orientation (0-3)
- Judgement and Reasoning (0-3)

Functional Domains:
- Community Affairs (0-3)
- Home & Hobbies (0-3)
- Personal Care (0-3)

*Nature Communications*, 13, Article number: 5308 (2022). https://www.nature.com/articles/s41467-022-32944-3

# AscenD-LB results stratified by presence of AD Co-Pathology (by plasma ptau181 levels)

CERVOMED

- Efficacy results analyzed after stratification presence (44% of patients in study) or absence (56%) of AD co-pathology at study entry, as assessed by prospectively defined cut-off for plasma ptau181
  - Analysis by presence/absence of AD co-pathology pre-specified in protocol
  - Ptau181 cut-off prospectively defined from an independent cohort in patients with AD

RESEARCH ARTICLE  OPEN ACCESS

## Association of Plasma Phosphorylated Tau With the Response to Neflamapimod Treatment in Patients With Dementia With Lewy Bodies

John J. Alam, MD, Paul Maruff, PhD, Susan R. Doctrow, PhD, Hui-May Chu, PhD, Jennifer Conway, BS, Stephen N. Gomperts, MD, PhD, and Charlotte Teunissen, PhD

*Neurology*® 2023;101:e1708-e1717. doi:10.1212/WNL.0000000000207755

**Correspondence**
Dr. Alam
jalam@eippharma.com

Published online Sept 1st, 2023
In print, Oct 24th, 2023

# Patients in Phase 2a without AD Co-pathology show substantial response to neflamapimod

CERVOMED

AscenD-LB

| | Overall Study Population | | | | Patients Without AD Co-pathology (Plasma ptau181 < cutoff) | | | |
|---|---|---|---|---|---|---|---|---|
| | N= NFMD TID, Placebo | Difference[1] (95% CI) | *p*-value | Cohen's *d* Effect size | N= NFMD TID, Placebo | Difference[1] (95% CI) | *p*-value | Cohen's *d* Effect size |
| *NTB* | 19,37 | +0.17 (0.00,0.35) | 0.049 | 0.47 | 11,19 | +0.21 (-0.07,0.49) | 0.13 | 0.56 |
| *Attention* | 19,36 | +0.28 (0.04,0.51) | 0.023 | 0.41 | 11,18 | +0.42 (0.07,0.78) | 0.023 | 0.78 |
| *CDR-SB* | 20,38 | -0.56 (-0.96,-0.16) | 0.007 | 0.31 | 11,22 | -0.60 (-1.04,-0.06) | 0.031 | 0.74 |
| *TUG* | 20,38 | -1.4 (-2.6,-0.2) | 0.024 | 0.50 | 11,20 | -3.1 (-4.7,-1.6) | <0.001 | 0.74 |
| *ISLT* | 20,42 | +0.32 (-0.48,1.12) | NS | 0.15 | 11,22 | +2.1 (0.0,4.2) | 0.053 | 0.55 |
| *ISLT - RECOGNITION* | 19,39 | +0.47 (-0.17,1.11) | 0.15 | 0.17 | 10,21 | +1.4 (0.02,2.5) | 0.024 | 1.0 |

[1] Difference between neflamapimod and placebo.
NTB: Neuropsychological Test Battery (6-test cognitive test battery); ISLT – International Shopping List Test. Improvement reflected by negative sign for CDR-SB and TUG and positive sign for other measures. By convention Cohen's d 0.2-0.4=small effect, 04-0.8=moderate, ≥0.8=large

# Potential Biomarker Effects Identified in Phase 2a

CERVOMED

- EEG: Functional Connectivity in the beta band (13-30 Hz) significantly increased with neflamapimod TID (n=6) vs all placebo (n=17), p=0.03; and vs. placebo TID (n=6), p=0.01.
- Plasma Biomarker: In patients without Alzheimer's related co-pathology at study entry, neflamapimod led to significant improvement compared to placebo in the change in plasma levels of glial fibrillary acidic protein (GFAP):
  - From baseline to week 16, GFAP was decreased by mean 10.6 pg/mL in neflamapimod-recipients and increased by mean 14.1 pg/mL in placebo-recipients (p=0.04 for neflamapimod vs. placebo)

# Learnings from Phase 2a Study That Enhance Probability of Success in Phase 2b

CERVOMED

- Optimal dose is 40mg TID
- Clinical endpoints that can detect effects on both cognitive and motor function (specifically, CDR-SB and TUG) perform better than endpoints that are purely focused on evaluating cognition
  - In Alzheimer's disease, CDR-SB accepted by regulatory authorities as an approval endpoint
- Patients without AD co-pathology have a substantially greater response to treatment
  - Excluding patients with AD co-pathology as assessed by plasma ptau181 in phase 2b study substantially increases statistical power in the study

***With incorporation of above, Phase 2b has >95% (approaching 100%) statistical power to meet its primary endpoint: change in CDR-SB vs. placebo***

RewinD-LB

## PARTICIPANTS

- DLB by consensus criteria, including abnormal DaTscan™
- Global CDR score of 0.5 or 1.0
- No AD co-pathology, assessed by plasma ptau181

## INTERVENTION

- Randomized on a blinded basis 1:1 to neflamapimod 40mg capsules (n=80) or matching placebo capsules (n=80), TID for 16 weeks, followed by 32-week open-label neflamapimod treatment extension

## OUTCOME MEASURES

- Primary: Clinical Dementia Rating Sum of Boxes (CDR-SB)
  - >95% (approaching 100%) statistical power to detect treatment effect on CDR-SB
- Secondary: Timed Up and Go (TUG) test, Neuropsychological Test Battery (NTB), Clinical Global Impression of Change (CGIC)
- EEG: beta functional connectivity (primary), eyes-closed to eyes-open alpha reactivity
- MRI: atrophy of basal forebrain, and its functional connectivity

# Major Value Creation Potential with Positive Phase 2b Clinical Trial

CERVOMED

***Phase 2b success (statistical significance on primary endpoint) will provide a clear path to market in a high value indication***

- DLB is an indication with **high unmet medical need** and **high commercial return potential**
- Phase 3 design, based on prior discussions with FDA and pending confirmation in an end-of-phase 2 meeting with the FDA after Phase 2b:
  - Single clinical trial
  - 24-weeks treatment duration, with CDR-SB as primary endpoint
  - Approximately 300 patients (final sizing based on phase 2b results)
  - Anticipated $50-75M cost

➢ **Efficacy risk in phase 3 is in extending treatment duration to 24 weeks from 16 weeks in phase 2b**

# Key Upcoming Anticipated Milestones/Catalysts

CERVOMED

| 1H 2023 | 2H 2023 | 2024 |
|---|---|---|
| ✓ NIA approves $21M grant for Phase 2b<br>✓ Signed merger agreement with Diffusion Pharma<br>✓ Present data at AD/PD 2023<br>✓ Initiate Phase 2b DLB study | ✓ FPD in Phase 2b DLB study<br>✓ Close merger transaction; begin trading as a public company<br>✓ Publish additional Phase 2a data[1] from DLB study in a major neurology journal<br>✓ Oral presentation at CTAD conference | ❑ Complete enrollment in Phase 2b DLB study (1H)<br>❑ Additional presentations at scientific conferences and publications<br>❑ Report data from placebo-controlled portion of Phase 2b DLB study (2H) |

1. Plasma ptau181 stratified results.

# Financial Overview[1]

- Approximately 5.7M shares outstanding, all common stock
  - 0.5M pre-funded warrants; 0.1M out of the money warrants
  - Other than officers and directors, and certain affiliated trusts, no shareholders subject to contractual lock-ups
- CervoMed has cash runway to fund company operations through to anticipated primary efficacy readout in the study in H2'24

(1) As of September 30, 2023. Refer to the Company's Current Report on Form 8-K/A filed with the SEC on September 29, 2023 for additional financial and other information

# Summary

CERVOMED

- Differentiated Approach to Age-related Neurologic Disorders with a Late-Stage Asset
- Major value creation potential in phase 2b read-out in dementia with Lewy bodies
- Experienced Management Team and Board of Directors
- Potential to broaden opportunity through additional indications and 2nd asset
- Significant news flow through to end of 2024



# CERVOMED

"Medicines for the Brain"

## Corporate Overview

NASDAQ: CRVO

October 25th, 2023

**cerveau** (sair-voh), noun, in French for *brain* or *mind*